[FIRST AMERICAN LOGO]

AMERICAN
MUNICIPAL
INCOME
PORTFOLIO

JANUARY 31, 2003
ANNUAL REPORT

AMERICAN MUNICIPAL
INCOME PORTFOLIO

PRIMARY INVESTMENTS

A wide range of municipal securities rated investment-grade or of comparable quality when purchased. These securities may include municipal-derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.


FUND OBJECTIVE

American Municipal Income Portfolio (the "Fund") is a diversified, closed-end management investment company. The investment objective is to provide high current income exempt from regular federal income tax, consistent with preservation of capital. The Fund's income and capital gains may be subject to state or local tax and the federal alternative minimum tax. Investors should consult their tax advisors. As with other investment companies, there can be no assurance the Fund will achieve its objective.

OUR IMAGE-GEORGE WASHINGTON
HIS RICH LEGACY AS PATRIOT AND LEADER IS WIDELY RECOGNIZED AS EMBODYING THE SOUND JUDGMENT, RELIABILITY, AND STRATEGIC VISION THAT ARE CENTRAL TO OUR BRAND. FASHIONED IN A STYLE REMINISCENT OF AN 18TH CENTURY ENGRAVING, THE ILLUSTRATION CONVEYS THE SYMBOLIC STRENGTH AND VITALITY OF WASHINGTON, WHICH ARE ATTRIBUTES THAT WE VALUE AT FIRST AMERICAN.

TABLE OF CONTENTS

  2  Fund Overview

  7  Financial Statements

 10  Notes to Financial
     Statements

 19  Investments in
     Securities

 27  Independent Auditors'
     Report

 28  Federal Income Tax
     Information

 29  Shareholder Update

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

AVERAGE ANNUALIZED TOTAL RETURNS
Based on Net Asset Value ("NAV") for the period ended January 31, 2003

[CHART]

                                                        SINCE INCEPTION
                                  ONE YEAR   FIVE YEAR     6/25/1993
AMERICAN MUNICIPAL
INCOME PORTFOLIO                  9.58%      5.78%        6.65%
Lipper General Municipal
 Bond Funds: Leveraged Average    8.18%      5.36%        6.05%
Lehman Brothers Municipal
Long Bond Index                   7.73%      5.77%        6.57%


AMERICAN MUNICIPAL INCOME PORTFOLIO
Lipper General Municipal Bond Funds: Leveraged Average

Lehman Brothers Municipal Long Bond Index


Average annual total returns are through January 31, 2003, and are based on the change in NAV. They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annual total returns based on the change in market price for the one-year, five-year, and since-inception periods ended January 31, 2003, were 11.06%, 8.06%, and 6.13%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions as described in the Fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return, NAV, and market price of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. - The Lipper General Municipal Bond Funds: Leveraged Average represents the average annual total return, with distributions reinvested, of leveraged perpetual and term-trust national closed-end municipal funds as characterized by Lipper Inc. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total return figures. - The since-inception numbers for the Lipper Average and Lehman Index are calculated from the month end following the Fund's inception through January 31, 2003.

FUND OVERVIEW

AMERICAN MUNICIPAL INCOME PORTFOLIO GENERATED A TOTAL RETURN OF 9.58% BASED ON ITS NAV FOR THE YEAR ENDED JANUARY 31, 2003. The Fund's market price return was 11.06% during the same time frame. The Fund's competitive group, the Lipper General Municipal Bond Funds: Leveraged Average, earned an average return of 8.18% over the same period. The Lehman Brothers Municipal Long Bond Index, the benchmark comparison for the Fund, which reflects no fees and expenses, returned 7.73%.

THE FISCAL YEAR WAS NOTABLE FOR AN ECONOMY THAT SHOWED SOME STRENGTH, BUT ONLY MANAGED TO REALIZE A LESS-THAN-CONVINCING RECOVERY. Early in 2002, there were signs that the economy was positioned to enjoy a solid rebound following the mild recession of 2001. But by the middle of 2002, it was clear that a slow-motion recovery was going to be the dominant theme of the year. As a result, interest rates continued to trend lower. Long-term municipal bond rates, as measured by the Bond Buyer Long Bond Index, dropped from 5.45% at the beginning of the fiscal year to 5.15% by the end of the 12-month period. For most of the period, the Federal

[CHART]

PORTFOLIO COMPOSITION
As a percentage of total assets on January 31, 2003

Health Care Revenue                     34%
General Obligations                     14%
Housing Revenue                         13%
Utility Revenue                         13%
Education Revenue                        6%
Transportation Revenue                   6%
Certificates of Participation            4%
Building Revenue                         2%
Recreation Authority Revenue             2%
Short-Term Securities                    2%
Economic Development Revenue             1%
Industrial Development Revenue           1%
Municipal Bond Bank                      1%
Other Assets                             1%


[SIDENOTE]

FUND MANAGEMENT

DOUG WHITE, CFA
is primarily responsible for the management of the Fund. He has 20 years of financial experience.

CATHERINE STIENSTRA
assists with the management of the Fund. She has 15 years of financial experience.

Reserve held the line on short-term interest rates (after cutting rates 11 times in 2001). But in November 2002, the Fed lowered rates by 0.50% in an effort to give the economy a boost. In the final months of the fiscal year, investors were clearly jittery over the possibility of a war with Iraq, another factor that kept the economy in check and helped to maintain a favorable interest-rate environment.

THE FUND CONTINUED TO EMPHASIZE BONDS WITH A LONGER DURATION, A STRATEGY THAT HELPED US TAKE FULL ADVANTAGE OF BENEFICIAL INTEREST-RATE TRENDS. By keeping a focus on securities with a longer maturity, we were able to generate performance that was superior to both the Lipper General Municipal Bond Funds: Leveraged Average and the Lehman Brothers Municipal Long Bond Index. Longer-maturity bonds tend to pay a more attractive yield and also enjoy the best price performance in an environment of declining interest rates. That fact, along with effective security selection, helped the Fund outpace the Lipper General Municipal Bond
Funds: Leveraged Average and the Lehman Brothers Municipal


GEOGRAPHICAL DISTRIBUTION
As a percentage of total assets on January 31, 2003

[MAP OF THE UNITED STATES]

Arizona                4%
Colorado              12%
Georgia                7%
Hawaii                 2%
Illinois               7%
Indiana                5%
Iowa                   2%
Kansas                 1%
Kentucky               2%
Michigan               8%
Minnesota              9%
Missouri               1%
Nebraska               1%
Nevada                 2%
New Mexico             6%
New York               2%
North Dakota           2%
Ohio                   2%
South Dakota           3%
Tennessee              4%
Texas                  9%
Washington             3%
Wisconsin              3%

Long Bond Index. Heavier-than-average positions in zero coupon bonds and securities issued for health care facilities benefited the Fund as those sectors enjoyed relative solid returns. An overweighted position in longer-maturity general obligation bonds (those backed by the taxing authority of the issuer) also worked to our benefit.

WE WERE ABLE TO INCREASE THE FUND'S COMMON STOCK DIVIDEND DURING THE YEAR AND ALSO ADD TO THE FUND'S DIVIDEND RESERVE. The Fund's dividend increased from 7.0 cents per common share to 7.8 cents. A continuation of low short-term interest rates allowed the Fund to experience declining borrowing costs. (See page 6 for an explanation of the Fund's borrowing through the issuance of preferred shares.) The Fund was also able to add to its dividend reserve during the period. The reserve increased from slightly more than 17 cents per share as of January 31, 2002, to 24.2 cents per share as of January 31, 2003. It is important to remember that even with our dividend reserve strategy, the Fund's dividend is subject to change.

ONE OF THE CHALLENGES THAT CONFRONTED THE FUND DURING THE PAST YEAR WAS A RAPID INCREASE IN THE SUPPLY OF NEW MUNICIPAL BOND ISSUES. Continuing a trend that began in the prior fiscal year, the supply of new municipal bond issues jumped by 25% over the 12-month period compared with the previous year. For the most part, the strong demand for municipal bonds managed to keep pace with the rapid increase in the supply of new issues, which helped to maintain favorable interest-rate trends. However, the strong supply levels may have prevented even more positive developments for municipal bond prices.


CREDIT QUALITY BREAKDOWN
As of January 31, 2003, according to Standard & Poor's and Moody's Investors Service

AAA/Aaa                                62%
AA/Aa                                   5%
A                                      12%
BBB/Baa                                11%
Nonrated                               10%
===========================================
                                      100%

TO HELP OFFSET CONCERNS ABOUT THE RISKS OF ANY INDIVIDUAL SECURITY, WE CONTINUE TO OWN A PORTFOLIO THAT IS WELL DIVERSIFIED BY BOTH STATE AND SECTOR. As indicated by the chart on page 2, we owned bonds across a wide variety of municipal sectors. One of the more important developments over the past year was announcements by a number of states of pending budget difficulties. For example, Minnesota reported it faced a significant budget deficit in the years ahead, which resulted in us reducing our position in bonds from Minnesota issuers. In addition, the Fund has been significantly underweighted in California and New York due to those states' substantial budget difficulties, as well as looming new issue supply increases. States that represented the five largest positions in the Fund were Colorado, Minnesota, Texas Michigan, and Illinois, respectively.

THE FUND CONTINUES TO EMPHASIZE BONDS FROM QUALITY ISSUERS. As you can see from the table on page 4, approximately 90% of the bonds in the Fund are considered investment-grade issues. These bond issuers have obtained one of the four highest ratings issued by independent bond-rating firms.

DESPITE AN UNSETTLED ECONOMIC ENVIRONMENT, WE'RE PLEASED THAT THE FUND HAS BEEN ABLE TO MAINTAIN A STEADY DIVIDEND WHILE GENERATING POSITIVE CAPITAL APPRECIATION FOR SHAREHOLDERS. The U.S. economy sustained a number of ups and downs during the past year. While it has managed to avoid slipping back into a recession, it doesn't appear that the recovery is likely to be rapid in the early months of 2003. The slower-than-expected economic recovery has had an impact on the fiscal stability of some states and municipalities, an issue we will be closely watching in the months ahead. We're also monitoring the President's proposal to eliminate most taxes on dividends paid to stockholders of corporations. It is conceivable that such a change in the tax law could affect how investors view the tax-free benefits of municipal bonds. But the outcome of that legislation is uncertain at this time, as is the potential impact it could have on the municipal bond market. While we anticipate that interest rates would begin to edge higher if the economy shows signs of improvement later in the year, we don't look for any dramatic shift in rates in the near future. Therefore, we will maintain a more aggressive interest-rate stance in the near term until it becomes more evident that the environment has shifted. Once again, we wish to express our appreciation for your ongoing investment in the American Municipal Income Portfolio.



Sincerely,

/s/ Mark Jordahl

Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.


PREFERRED SHARES

The preferred shares issued by the Fund pay dividends at a specified rate and have preference over common shares in the payments of dividends and the liquidation of assets. Rates paid on preferred shares are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (preferred shares are rated AAA by Moody's and S&P) and high liquidity (preferred shares trade at par and are remarketed every seven days). The proceeds from the sale of preferred shares are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred shares, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred shares is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their Fund did not have any preferred shares outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred shares results in the leveraging of common shares, which increases the volatility of both the NAV of the Fund and the market value of common shares.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  January 31, 2003
.................................................................................

ASSETS:
Investments in securities at market value*
  (note 2)........................................  $129,660,490
Accrued interest receivable.......................     1,537,389
                                                    ------------
  Total assets....................................   131,197,879
                                                    ------------
LIABILITIES:
Preferred share dividends payable (note 3)........         2,443
Payable for investment securities purchased.......       494,095
Accrued investment management fee (note 5)........        31,010
Bank overdraft....................................         9,667
Accrued remarketing agent fee (note 5)............        16,917
Accrued administrative fee (note 5)...............        22,204
Other accrued expenses............................        20,678
                                                    ------------
  Total liabilities...............................       597,014
                                                    ------------

Preferred shares, at liquidation value............    43,500,000
                                                    ------------

  Net assets applicable to outstanding common
    shares........................................  $ 87,100,865
                                                    ============
NET ASSETS APPLICABLE TO OUTSTANDING COMMON SHARES
  CONSIST OF:
Common shares and additional paid-in capital......  $ 80,531,021
Undistributed net investment income...............     1,392,231
Accumulated net realized loss on investments......    (2,040,748)
Unrealized appreciation of investments............     7,218,361
                                                    ------------

  Net assets applicable to outstanding common
    shares........................................  $ 87,100,865
                                                    ============

*Investments in securities at identified cost.....  $122,442,129
                                                    ============
NET ASSET VALUE AND MARKET PRICE OF COMMON SHARES:
Net assets applicable to outstanding common
  shares..........................................  $ 87,100,865
Common shares outstanding (authorized 200 million
  shares of $0.01 par value)......................     5,756,267
Net asset value per share.........................  $      15.13
Market price per share............................  $      14.60

LIQUIDATION PREFERENCE OF PREFERRED SHARES (NOTE
  3):
Net assets applicable to outstanding preferred
  shares..........................................  $ 43,500,000
Preferred shares outstanding (authorized one
  million shares).................................         1,740
Liquidation preference per share..................  $     25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

           2003 ANNUAL REPORT  7  AMERICAN MUNICIPAL INCOME PORTFOLIO

FINANCIAL STATEMENTS continued

STATEMENT OF OPERATIONS  For the Year Ended January 31, 2003
.................................................................................

INCOME:
Interest..........................................  $ 7,219,622
                                                    -----------
EXPENSES (NOTE 5):
Investment management fee.........................      444,771
Administrative fee................................      258,901
Remarketing agent fee.............................      122,727
Custodian fees....................................       19,417
Transfer agent fees...............................       21,438
Registration fees.................................       30,193
Reports to shareholders...........................       67,623
Directors' fees...................................        5,622
Audit and legal fees..............................       39,315
Other expenses....................................       35,313
                                                    -----------
  Total expenses..................................    1,045,320
                                                    -----------

  Net investment income...........................    6,174,302
                                                    -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gain on investments in securities
  (note 4)........................................      968,258
Net change in unrealized appreciation or
  depreciation of investments.....................    1,336,688
                                                    -----------

  Net gain on investments.........................    2,304,946
                                                    -----------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income........................     (551,664)
                                                    -----------

    Net increase in net assets applicable to
      common shares resulting from operations.....  $ 7,927,584
                                                    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

           2003 ANNUAL REPORT  8  AMERICAN MUNICIPAL INCOME PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                          YEAR ENDED   YEAR ENDED
                                            1/31/03      1/31/02
                                          -----------  -----------
OPERATIONS:
Net investment income...................  $ 6,174,302  $ 5,982,245
Net realized gain on investments in
  securities............................      968,258       52,472
Net change in unrealized appreciation or
  depreciation
  of investments........................    1,336,688      622,713
Distribution to preferred
  shareholders..........................     (551,664)  (1,057,676)
                                          -----------  -----------

  Net increase in net assets applicable
    to common shares resulting from
    operations..........................    7,927,584    5,599,754
                                          -----------  -----------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income..............   (5,244,420)  (4,662,576)
                                          -----------  -----------

  Total increase in net assets
    applicable to common shares.........    2,683,164      937,178
Net assets applicable to common shares
  at beginning of year..................   84,417,701   83,480,523
                                          -----------  -----------

Net assets applicable to common shares
  at end of year........................  $87,100,865  $84,417,701
                                          ===========  ===========

Undistributed net investment income.....  $ 1,392,231  $ 1,014,088
                                          ===========  ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

           2003 ANNUAL REPORT  9  AMERICAN MUNICIPAL INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
.............................
                American Municipal Income Portfolio Inc. (the "Fund") is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The Fund invests in a wide range of municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. Fund shares are listed on the New York Stock Exchange under the symbol XAA.

(2) SUMMARY OF
  SIGNIFICANT
  ACCOUNTING
  POLICIES
.............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the Fund's board of directors in good faith at "fair value," that is, a price that the Fund might reasonably expect to receive for the security or other asset upon its current sale. As of January 31, 2003, the Fund had no fair-valued securities.

                Security valuations for the Fund's investments are furnished by one or more independent pricing services that have been approved by the Fund's board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

          2003 ANNUAL REPORT  10  AMERICAN MUNICIPAL INCOME PORTFOLIO

                Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including accretion of bond discount and amortization of premium, is recorded on an accrual basis.

                INVERSE FLOATERS
                As part of its investment strategy, the Fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such

          2003 ANNUAL REPORT  11  AMERICAN MUNICIPAL INCOME PORTFOLIO

               NOTES TO FINANCIAL STATEMENTS continued

                securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the NAV of the Fund's shares may be more volatile than if the Fund did not invest in such securities. As of January 31, 2003, the Fund had no outstanding investments in inverse floaters.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's NAV if the Fund makes such purchases while remaining substantially fully invested. As of January 31, 2003, the Fund had no outstanding when-issued or forward-commitments.

                FEDERAL TAXES
                The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net

          2003 ANNUAL REPORT 12 AMERICAN MUNICIPAL INCOME PORTFOLIO investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

                The tax character of common and preferred share distributions paid during the years ended January 31, 2003 and 2002 was as follows:

                                             2003        2002
                                          ----------  ----------
Distributions paid from:
Tax exempt income.......................  $5,793,355  $5,714,430
Ordinary income.........................       7,061      13,617
                                          ----------  ----------
                                          $5,800,416  $5,728,047
                                          ==========  ==========

                At January 31, 2003, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax exempt income...................  $  1,295,401
Undistributed ordinary income.....................        16,257
Accumulated capital losses........................    (2,040,748)
Unrealized appreciation...........................     7,298,934
                                                    ------------
Accumulated earnings..............................  $  6,569,844
                                                    ============

                Due to permanent book-to-tax differences, the following reclassification adjustments have been made on the Statement of Assets and Liabilities:

ACCUMULATED NET  UNDISTRIBUTED NET
 REALIZED LOSS   INVESTMENT INCOME
---------------  -----------------
      $75              $(75)

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily.

          2003 ANNUAL REPORT  13  AMERICAN MUNICIPAL INCOME PORTFOLIO

               NOTES TO FINANCIAL STATEMENTS continued

                Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the Fund's dividend reinvestment plan, reinvested in additional common shares of the Fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

                REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                The Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default.

                The Fund may invest in money market funds that are a series of First American Funds, Inc. ("FAF"), subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, U.S. Bancorp Asset Management, Inc. ("USBAM") reimburses the Fund an amount equal to the investment advisory fee earned by FAF related to such investments. For financial statement purposes, this reimbursement is recorded as investment income.

                CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES
                The Fund has adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred shares, at liquidation value, be presented separately in the Statement of Assets and Liabilities.

          2003 ANNUAL REPORT  14  AMERICAN MUNICIPAL INCOME PORTFOLIO

                Accordingly, certain reclassifications have been made to the financial statements and financial highlights for all prior periods presented. The adoption of EITF D-98 had no impact on the Fund's common share net asset values.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED PREFERRED
    SHARES
.............................
                As of January 31, 2003, the Fund had 1,740 of remarketed preferred shares outstanding (870 shares in class "T" and 870 shares in class "TH") ("RP-Registered Trademark-") with a liquidation preference of $25,000 per share. The dividend rate on the RP-Registered Trademark- is adjusted every seven days (on Tuesdays for class "T" and on Thursdays for class "TH"), as determined by the remarketing agent. On January 31, 2003, the dividend rates were 1.00% and 1.10% for class "T" and "TH," respectively.

                RP-Registered Trademark- is a registered trademark of Merrill Lynch & Company ("Merrill Lynch").

(4) INVESTMENT SECURITY
    TRANSACTIONS
.............................
                Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended January 31, 2003, aggregated $24,324,010 and $23,045,353, respectively.

(5) EXPENSES
.............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                Pursuant to an investment advisory agreement (the "Agreement"), USBAM, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides USBAM with a monthly investment management fee equal to an annualized percentage of 0.35% of the

          2003 ANNUAL REPORT  15  AMERICAN MUNICIPAL INCOME PORTFOLIO

               NOTES TO FINANCIAL STATEMENTS continued

                Fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred shares, from the value of the total assets of the Fund). For its fee, USBAM provides investment advice and in general, conducts the management and investment activities of the Fund.

                Pursuant to a co-administration agreement (the "Co-Administration Agreement"), USBAM and U.S. Bancorp Fund Services, Inc., an affiliate of USBAM and a direct subsidiary of U.S. Bancorp, (collectively the "Administrators") provide administrative services, including certain legal and shareholder services to the Fund. Under this Co-Administration Agreement, the Administrators receive a monthly fee in an amount equal to an annualized rate of 0.20% of the Fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred shares, from the value of the total assets of the
                Fund). For its fee, the Administrators provide numerous services to the Fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various record-keeping services. Under the Co-Administration Agreement, USBAM has retained SEI Investments Inc. as a sub-administrator to perform NAV calculations.

                REMARKETING AGENT FEE
                The Fund has entered into a remarketing agreement with Merrill Lynch (the "Remarketing Agent"). The remarketing agreement provides the Remarketing Agent with a monthly fee in an amount equal to an annual rate of 0.25% of the Fund's average amount of RP-Registered Trademark- outstanding. For its fee, the Remarketing Agent will remarket shares of RP-Registered Trademark- tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

          2003 ANNUAL REPORT  16  AMERICAN MUNICIPAL INCOME PORTFOLIO

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative and remarketing agent fees, the Fund is responsible for paying most other operating expenses including: outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing, and accounting services, insurance, interest, taxes, and other miscellaneous expenses.

                During the year ended January 31, 2003, fees for custody services were paid to U.S. Bank.

(6) CAPITAL LOSS CARRYOVER
.............................
                For federal income tax purposes, the Fund had capital loss carryovers at January 31, 2003, which, if not offset by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below.

CAPITAL LOSS
 CARRYOVER    EXPIRATION
------------  ----------
 $1,478,320      2004
    216,201      2008
    346,227      2009
 ----------
 $2,040,748
 ==========

          2003 ANNUAL REPORT  17  AMERICAN MUNICIPAL INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS continued

(7) FINANCIAL HIGHLIGHTS
.............................
                Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

AMERICAN MUNICIPAL INCOME PORTFOLIO

                                                             YEAR ENDED JANUARY 31,
                                                     ---------------------------------------
                                                      2003    2002    2001    2000     1999
                                                     ------  ------  ------  -------  ------
 PER-SHARE DATA
 Net asset value, common shares, beginning of
   period..........................................  $14.67  $14.50  $13.17  $ 15.43  $15.07
                                                     ------  ------  ------  -------  ------
 Operations:
   Net investment income...........................    1.07    1.04    1.15     1.03    1.02
   Net realized and unrealized gains (losses) on
     investments...................................    0.40    0.12    1.27    (2.27)   0.36
   Distributions to preferred shareholders:
     From net investment income....................   (0.10)  (0.18)  (0.30)   (0.25)  (0.27)
                                                     ------  ------  ------  -------  ------
       Total from operations.......................    1.37    0.98    2.12    (1.49)   1.11
                                                     ------  ------  ------  -------  ------
 Distributions to common shareholders:
   From net investment income......................   (0.91)  (0.81)  (0.79)   (0.77)  (0.75)
                                                     ------  ------  ------  -------  ------
 Net asset value, common shares, end of period.....  $15.13  $14.67  $14.50  $ 13.17  $15.43
                                                     ======  ======  ======  =======  ======
 Market value, common shares, end of period........  $14.60  $14.02  $13.80  $ 11.75  $14.00
                                                     ======  ======  ======  =======  ======
 SELECTED INFORMATION
 Total return, common shares, net asset
   value (a).......................................    9.58%   6.92%  16.58%   (9.88)%   7.62%
 Total return, common shares, market value (b).....   11.06%   7.77%  25.44%  (10.81)%  10.07%
 Net assets applicable to common shares at end of
   period (in millions)............................  $   87  $   84  $   83  $    75  $   88
 Ratio of expenses to average weekly net assets
   applicable to common shares (c).................    1.23%   1.17%   1.23%    1.20%   1.13%
 Ratio of net investment income to average weekly
   net assets applicable to common
   shares (d) (e)..................................    6.54%   5.85%   6.23%    5.49%   5.02%
 Portfolio turnover rate (excluding short-term
   securities).....................................      18%      9%     35%      10%     19%
 Remarketed preferred shares outstanding, end of
   period (in millions)............................  $   44  $   44  $   44  $    44  $   44
 Asset coverage per preferred share
   (in thousands) (f)..............................  $   75  $   74  $   73  $    69  $   76
 Liquidation preference and market value per share
   of remarketed preferred shares
   (in thousands)..................................  $   25  $   25  $   25  $    25  $   25

(A)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(B) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.81%, 0.77%, 0.80%, 0.78%, AND 0.75% FOR THE FISCAL YEARS 2003, 2002, 2001, 2000, AND
     1999, RESPECTIVELY. DIVIDENDS PAID TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(D) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON SHARES.
(E) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 4.77%, 4.69%, 5.45%, 4.72%, AND 4.52% FOR THE FISCAL YEARS 2003, 2002,
     2001, 2000, AND 1999, RESPECTIVELY.
(F)  REPRESENTS TOTAL NET ASSETS DIVIDED BY PREFERRED SHARES OUTSTANDING.

          2003 ANNUAL REPORT  18  AMERICAN MUNICIPAL INCOME PORTFOLIO

INVESTMENTS IN SECURITIES

AMERICAN MUNICIPAL INCOME PORTFOLIO                 January 31, 2003
                                           Principal                Market
Description of Security                     Amount                 Value (a)
----------------------------------------  -----------            -------------

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO NET ASSETS APPLICABLE TO
OUTSTANDING COMMON SHARES)
MUNICIPAL LONG-TERM SECURITIES -- 145.4%
  ARIZONA -- 6.1%
    Douglas Community Housing (Callable
      1/20/10 at 102), 6.13%, 7/20/41...  $   995,000            $  1,036,402
    Gilbert Industrial Development
      Authority (Callable 2/1/09 at
      102), 5.85%, 2/1/19...............    1,000,000                 962,840
    Pima County United School District
      (FGIC), 8.38%, 7/1/13.............    2,450,000(b)            3,346,626
                                                                 ------------
                                                                    5,345,868
                                                                 ------------

  COLORADO -- 18.0%
    E-470 Public Highway, Zero-Coupon
      Bond, 5.45%, 9/1/32...............   30,000,000(g)            5,843,100
    Educational and Cultural Facilities
      Authority (Callable 12/1/11 at
      100), 7.25%, 12/1/30..............    2,000,000               2,066,140
    Educational and Cultural Facilities
      Authority (Callable 9/15/11 at
      100), 7.25%, 9/15/30..............    1,000,000               1,033,160
    Northwest Parkway Public Highway
      Authority (AMBAC), Zero-Coupon
      Bond (Callable 6/15/11 at 33.46),
      6.29%, 6/15/29....................    5,000,000(b)(g)         1,039,350
    State Health Facilities Authority,
      6.13%, 12/1/33....................    1,000,000                 995,090
    State Health Facilities Authority
      (Callable 12/1/12 at 101), 5.90%,
      10/1/27...........................    1,300,000               1,277,666
    State Multifamily Housing and
      Financial Authority (Callable
      4/1/12 at 100), 5.70%, 10/1/42....    2,750,000               2,831,235
    Water Reserve and Power Development
      (Callable 9/1/06 at 101), 5.90%,
      9/1/16............................      500,000                 561,750
                                                                 ------------
                                                                   15,647,491
                                                                 ------------

  GEORGIA -- 10.8%
    Municipal Electrical Authority
      (FGIC) (Escrowed to maturity),
      6.50%, 1/1/12.....................    8,000,000(b)(c)(d)      9,365,920
                                                                 ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

          2003 ANNUAL REPORT  19  AMERICAN MUNICIPAL INCOME PORTFOLIO

INVESTMENTS IN SECURITIES continued

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)
                                           Principal                Market
Description of Security                     Amount                 Value (a)
----------------------------------------  -----------            -------------

  HAWAII -- 2.9%
    State Department of Budget and
      Finance, 6.40%, 7/1/13............  $ 2,415,000            $  2,548,598
                                                                 ------------

  ILLINOIS -- 10.9%
    Chicago State University Revenue
      (MBIA) (Prerefunded to 12/1/04 at
      102), 6.00%, 12/1/12..............    1,000,000(b)(e)         1,105,030
    Health Facility Authority - Lutheran
      General Hospital, 7.00%, 4/1/08...    1,000,000               1,154,370
    Health Facility Authority - Lutheran
      General Hospital, 7.00%, 4/1/14...      500,000                 610,710
    Kane County School District (FGIC)
      (Prerefunded to 2/1/05 at 100),
      5.75%, 2/1/15.....................    1,000,000(b)(e)         1,085,500
    Metropolitan Pier and Exposition
      Authority (MBIA), Zero-Coupon
      Bond, 5.77%, 6/15/28..............    8,000,000(b)(g)         1,975,520
    Rockford Multifamily Housing
      Revenue, AMT (Callable 1/20/08 at
      102), 5.88%, 1/20/38..............    1,000,000(f)            1,012,220
    State Health Facilities Authority
      (Callable 5/15/12 at 100), 5.50%,
      5/15/32...........................      500,000                 484,410
    University of Illinois Auxiliary
      Facilities (FGIC) (Callable 4/1/11
      at 100), 5.25%, 4/1/32............    2,000,000(b)            2,036,680
                                                                 ------------
                                                                    9,464,440
                                                                 ------------

  INDIANA -- 7.3%
    Health Facility Authority - Columbus
      Hospital (FSA), 7.00%, 8/15/15....    2,670,000(b)            3,305,567
    Health Facility Authority -
      Greenwood Village South (Callable
      5/15/08 at 101), 5.50%, 5/15/18...    2,280,000               2,022,884
    Municipal Bond Bank (Callable 2/1/04
      at 102), 6.00%, 2/1/16............    1,000,000               1,062,230
                                                                 ------------
                                                                    6,390,681
                                                                 ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

          2003 ANNUAL REPORT  20  AMERICAN MUNICIPAL INCOME PORTFOLIO

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)
                                           Principal                Market
Description of Security                     Amount                 Value (a)
----------------------------------------  -----------            -------------

  IOWA -- 3.6%
    Hospital Facilities Authority
      (Callable 2/15/10 at 101), 6.75%,
      2/15/15...........................  $ 1,000,000            $  1,115,410
    Sheldon Health Care Facilities
      (Callable 3/1/04 at 101), 6.15%,
      3/1/16............................    1,000,000               1,023,430
    State Higher Education Loan
      Authority (ACA) (Callable 10/1/12
      at 100), 5.50%, 10/1/33...........    1,000,000(b)            1,022,490
                                                                 ------------
                                                                    3,161,330
                                                                 ------------

  KANSAS -- 1.2%
    Kansas City Utility Systems (FGIC)
      (Callable 9/1/04 at 102), 6.25%,
      9/1/14............................    1,000,000(b)            1,093,060
                                                                 ------------

  KENTUCKY -- 3.6%
    State Housing Authority (Callable
      11/1/29 at 100), 6.08%, 1/1/30....    3,000,000               3,130,020
                                                                 ------------

  MASSACHUSETTS -- 0.6%
    Boston Industrial Development
      Financing Authority, AMT (Callable
      9/1/12 at 102), 6.50%, 9/1/35.....      500,000(f)              486,460
                                                                 ------------

  MICHIGAN -- 12.2%
    Comstock Park Public Schools (FGIC),
      7.88%, 5/1/11.....................    3,145,000(b)(d)         4,076,926
    Hospital Financing Authority -
      Daughters of Charity (Escrowed to
      maturity, callable 11/1/05 at
      101), 5.25%, 11/1/15..............    1,500,000(c)            1,632,555
    Kent Hospital Financial Authority
      (MBIA), 7.25%, 1/15/13............    4,000,000(b)(d)         4,900,120
                                                                 ------------
                                                                   10,609,601
                                                                 ------------

  MINNESOTA -- 13.8%
    Eden Prairie Multifamily Housing
      (GNMA) (Callable 1/20/08 at 102),
      5.60%, 7/20/28....................      400,000(b)              409,996
    Fairview Health Care (Callable
      11/15/10 at 101), 6.38%,
      11/15/29..........................    1,000,000               1,058,090
    Glencoe Health Care Facilities
      (Callable 4/1/11 at 101), 7.50%,
      4/1/31............................    1,000,000               1,028,480

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

          2003 ANNUAL REPORT  21  AMERICAN MUNICIPAL INCOME PORTFOLIO

INVESTMENTS IN SECURITIES continued

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)
                                           Principal                Market
Description of Security                     Amount                 Value (a)
----------------------------------------  -----------            -------------

    Minneapolis and St. Paul
      Metropolitan Airport Commission
      (FGIC) (Callable 1/1/10 at 101),
      5.75%, 1/1/32.....................  $ 1,000,000(b)         $  1,074,110
    Minneapolis Health Care System,
      6.00%, 11/15/23...................      565,000                 590,589
    Minneapolis Special School District
      (MBIA) (Prerefunded to 2/1/03 at
      100), 5.45%, 2/1/15...............    3,630,000(b)(e)         3,630,000
    Moorhead Golf Course (Callable
      12/1/08 at 100), 5.88%, 12/1/21...    2,640,000               2,685,302
    State Agricultural and Economic
      Development Board Revenue,
      Convertible, Zero Coupon Bond
      (Callable 11/15/10 at 101), 5.06%,
      11/15/22..........................    2,290,000(g)            1,575,337
                                                                 ------------
                                                                   12,051,904
                                                                 ------------

  MISSOURI -- 1.7%
    Cape Girardeau County Industrial
      Development Authority (Callable
      6/1/12 at 100), 5.75%, 6/1/32.....      500,000                 501,745
    St. Louis Industrial Development
      Authority (Callable 12/15/10 at
      102), 6.88%, 12/15/20.............    1,000,000                 986,450
                                                                 ------------
                                                                    1,488,195
                                                                 ------------

  NEBRASKA -- 1.2%
    Douglas County School District
      (Callable 6/15/11 at 100), 5.00%,
      12/15/22..........................    1,000,000               1,020,510
                                                                 ------------

  NEVADA -- 2.4%
    Washoe County School District (MBIA)
      (Prerefunded to 6/1/04 at 101),
      5.75%, 6/1/12.....................    2,000,000(b)(e)         2,140,100
                                                                 ------------

  NEW MEXICO -- 8.1%
    Mortgage Finance Authority, 6.88%,
      1/1/25............................    2,665,000               3,013,129
    Mortgage Finance Authority, 6.50%,
      7/1/25............................    2,145,000               2,298,689
    Mortgage Finance Authority, 6.75%,
      7/1/25............................    1,720,000               1,726,158
                                                                 ------------
                                                                    7,037,976
                                                                 ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

          2003 ANNUAL REPORT  22  AMERICAN MUNICIPAL INCOME PORTFOLIO

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)
                                           Principal                Market
Description of Security                     Amount                 Value (a)
----------------------------------------  -----------            -------------

  NEW YORK -- 3.1%
    New York City, Series B, 5.75%,
      8/1/16............................  $ 1,400,000            $  1,485,162
    New York Water and Sewer System
      (Crossover refunded to 6/15/10 at
      101), 6.00%, 6/15/33..............      380,000(e)              440,720
    New York Water and Sewer System
      (Prerefunded to 6/15/10 at 101),
      6.00%, 6/15/33....................      620,000(e)              739,257
                                                                 ------------
                                                                    2,665,139
                                                                 ------------

  NORTH DAKOTA -- 3.3%
    Fargo Health Systems (Callable
      6/1/10 at 101), 5.63%, 6/1/31.....    1,750,000               1,828,522
    Grand Forks Health Care Facilities
      (MBIA) (Callable 3/24/03 at 101),
      6.63%, 12/1/10....................    1,000,000(b)            1,013,780
                                                                 ------------
                                                                    2,842,302
                                                                 ------------

  OHIO -- 2.4%
    Richland County Hospital Facilities
      (Callable 11/15/10 at 101), 6.38%,
      11/15/30..........................    1,000,000               1,042,560
    Richland County Hospital Facilities
      (Callable 11/15/10 at 101), 6.13%,
      11/15/16..........................    1,000,000               1,062,590
                                                                 ------------
                                                                    2,105,150
                                                                 ------------

  SOUTH DAKOTA -- 4.2%
    Health and Education Facilities
      Authority - Prairie Crossings
      (Callable at 11/1/09 at 102),
      6.00%, 11/1/19....................    2,000,000               2,208,600
    Housing and Development Authority
      (Callable 5/1/04 at 102), 5.80%,
      5/1/14............................      830,000                 857,581
    Souix Falls Health Facilities
      (Callable 11/15/12 at 100), 6.63%,
      11/15/23..........................      620,000                 606,720
                                                                 ------------
                                                                    3,672,901
                                                                 ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

          2003 ANNUAL REPORT  23  AMERICAN MUNICIPAL INCOME PORTFOLIO

INVESTMENTS IN SECURITIES continued

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)
                                           Principal                Market
Description of Security                     Amount                 Value (a)
----------------------------------------  -----------            -------------

  TENNESSEE -- 5.9%
    Johnson City Health and Education
      Facilities (Callable 7/1/12 at
      103), 7.50%, 7/1/33...............  $ 2,000,000            $  2,138,680
    Shelby County Health, Education and
      Housing Facilities (Callable
      7/1/09 at 102), 5.50%, 7/1/20.....    1,000,000               1,027,740
    Shelby County Health, Education and
      Housing Facilities (Callable
      9/1/12 at 100), 6.50%, 9/1/21.....      650,000                 693,738
    Sullivan County Health, Education
      and Housing Facilities (Callable
      9/1/12 at 101), 6.25%, 9/1/32.....    1,250,000               1,252,788
                                                                 ------------
                                                                    5,112,946
                                                                 ------------

  TEXAS -- 13.2%
    Abilene Health Facility Development
      Revenue (Callable 8/15/08 at 101),
      5.88%, 11/15/18...................    1,150,000               1,067,787
    Arlington Independent School
      District (Callable 2/15/05 at
      100), 6.00%, 2/15/15..............      670,000                 724,116
    Brazoria County Environmental
      Authority (Callable 5/15/12 at
      100), 5.70%, 5/15/33..............      500,000                 517,815
    Fort Bend Independent School
      District (Escrowed to maturity),
      5.00%, 2/15/14....................    1,000,000(c)            1,091,320
    Grand Prairie Independent School
      District (PSF), 5.85%, 2/15/26....       40,000(b)               43,462
    Grand Prairie Independent School
      District (PSF) (Prerefunded to
      8/15/11 at 100), 5.85%, 2/15/26...    2,960,000(b)(e)         3,452,455
    Gregg County Health Facilities
      Development Revenue (Callable
      10/1/12 at 100), 6.50%, 10/1/29...    1,500,000               1,507,305
    Houston Water Conveyance System
      (AMBAC), 7.50%, 12/15/16..........      745,000(b)              973,715
    Sam Rayburn Municipal Power Agency
      (RAAI) (Callable 10/1/12 at 100),
      5.75%, 10/1/21....................    1,000,000(b)            1,063,170
    Tarrant County Housing and Finance
      Authority (Callable 7/1/10 at
      102), 6.88%, 7/1/30...............    1,000,000               1,041,020
                                                                 ------------
                                                                   11,482,165
                                                                 ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

          2003 ANNUAL REPORT  24  AMERICAN MUNICIPAL INCOME PORTFOLIO

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)
                                           Principal
                                            Amount/                 Market
Description of Security                     Shares                 Value (a)
----------------------------------------  -----------            -------------

  WASHINGTON -- 4.1%
    Chelan County Public Utility
      District, AMT (AMBAC) (Callable
      7/1/12 at 100), 5.25%, 7/1/37.....  $ 2,500,000(b)(f)      $  2,489,625
    Douglas County Public Utility
      District (MBIA) (Callable 1/1/05
      at 102), 6.00%, 1/1/15............    1,000,000(b)            1,095,280
                                                                 ------------
                                                                    3,584,905
                                                                 ------------

  WISCONSIN -- 4.8%
    Health and Education Facilities -
      Beloit Hospital (Callable 7/1/03
      at 102), 5.90%, 7/1/11............      625,000                 639,988
    State Health and Education Facility
      Authority (Callable 8/15/13 at
      100), 6.00%, 11/15/23.............      500,000                 494,855
    State Health and Educational
      Facility Authority (Callable
      11/15/08 at 102), 5.75%,
      11/15/27..........................    1,800,000               1,533,024
    State Health and Educational
      Facility Authority (Callable
      2/15/12 at 101), 5.75%, 8/15/30...    1,500,000               1,509,045
                                                                 ------------
                                                                    4,176,912
                                                                 ------------

Total Municipal Long-Term Securities
  (cost: $119,406,213)..................                          126,624,574
                                                                 ------------
RELATED PARTY MONEY MARKET FUND (h) --
 3.5%
First American Tax Free Obligations Fund
  (cost: $3,035,916)....................    3,035,916               3,035,916
                                                                 ------------

Total Investments in Securities
  (cost: $122,442,129) (i)...........................            $129,660,490
                                                                 ============

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

          2003 ANNUAL REPORT  25  AMERICAN MUNICIPAL INCOME PORTFOLIO

INVESTMENTS IN SECURITIES continued

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE NOTES TO FINANCIAL STATEMENTS.
(B)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
    ACA-AMERICAN CAPITAL ACCESS
    AMBAC-AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
    FGIC-FINANCIAL GUARANTY INSURANCE CORPORATION
    FSA-FINANCIAL SECURITY ASSURANCE
    GNMA-GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    MBIA-MUNICIPAL BOND INSURANCE ASSOCIATION
    PSF-PERMANENT SCHOOL FUND
    RAAI-RADIAN ASSET ASSURANCE INC.
(C) ESCROWED TO MATURITY ISSUES ARE TYPICALLY BACKED BY U.S. GOVERNMENT OBLIGATIONS. THESE BONDS MAY STILL BE SUBJECT TO CALL AT THE CALL DATE AND PRICE INDICATED.
(D) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT AND MAY NOT BE SOLD TO THE PUBLIC. THESE SECURITIES ARE CONSIDERED ILLIQUID. THE FUND IS NOT LIMITED IN ITS ABILITY TO INVEST IN THESE ILLIQUID SECURITIES. ON JANUARY 31, 2003, THE AGGREGATE VALUE OF THESE INVESTMENTS WAS $18,342,966 OR 14.0% OF NET ASSETS APPLICABLE TO COMMON SHARES. INFORMATION REGARDING THESE SECURITIES IS AS FOLLOWS:

                                                    DATE
SECURITY                                PAR       ACQUIRED   COST BASIS
-----------------------------------  ----------  ----------  -----------
GEORGIA MUNICIPAL ELECTRICAL
  AUTHORITY........................  $8,000,000       10/95  $8,598,539
COMSTOCK, MI, PARK PUBLIC
  SCHOOLS..........................   3,145,000  10/95-7/96   3,648,794
KENT, MI, HOSPITAL FINANCIAL
  AUTHORITY-MICHIGAN HOSPITALS.....   4,000,000   9/96-2/97   4,531,166

(E) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS MATURE AT THE DATE AND PRICE INDICATED.
(F) AMT-ALTERNATIVE MINIMUM TAX. AS OF JANUARY 31, 2003, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $3,988,305, WHICH REPRESENTS 3.1% OF NET ASSETS APPLICABLE TO COMMON SHARES.
(G) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(H) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(I) AT JANUARY 31, 2003, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $122,361,556. THE DIFFERENCE BETWEEN FEDERAL TAX COST AND BOOK COST IS DUE TO THE TAX DEFERRAL OF MARKET DISCOUNT ACCRETION. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:


GROSS UNREALIZED APPRECIATION.....................  $ 8,119,787
GROSS UNREALIZED DEPRECIATION.....................     (820,853)
                                                    -----------
NET UNREALIZED APPRECIATION.......................  $ 7,298,934
                                                    ===========

          2003 ANNUAL REPORT  26  AMERICAN MUNICIPAL INCOME PORTFOLIO

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

We have audited the accompanying statement of assets and liabilities of American Municipal Income Portfolio Inc., including the schedule of investments in securities, as of January 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended January 31, 1999, were audited by other auditors whose report dated March 12, 1999, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2003, with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of American Municipal Income Portfolio Inc. at January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                               /s/ ERNST & YOUNG LLP
Minneapolis, Minnesota
March 10, 2003

          2003 ANNUAL REPORT  27  AMERICAN MUNICIPAL INCOME PORTFOLIO

FEDERAL INCOME TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for informational purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

COMMON SHARE INCOME DISTRIBUTIONS (INCOME FROM TAX-EXEMPT SECURITIES, 99.87% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

PAYABLE DATE                                        AMOUNT
------------                                        -------
February 20, 2002.................................  $0.0730
March 27, 2002....................................   0.0730
April 24, 2002....................................   0.0730
May 22, 2002......................................   0.0730
June 26, 2002.....................................   0.0730
July 24, 2002.....................................   0.0780
August 28, 2002...................................   0.0780
September 25, 2002................................   0.0780
October 23, 2002..................................   0.0780
November 20, 2002.................................   0.0780
December 18, 2002.................................   0.0780
January 9, 2003...................................   0.0780
                                                    -------
      Total.......................................  $0.9110
                                                    =======

PREFERRED SHARE INCOME DISTRIBUTIONS (INCOME FROM TAX-EXEMPT SECURITIES, 99.99% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

PAYABLE DATE                                        AMOUNT
------------                                        -------
Total class "T"...................................  $312.88
Total class "TH"..................................  $321.22

          2003 ANNUAL REPORT  28  AMERICAN MUNICIPAL INCOME PORTFOLIO

SHAREHOLDER UPDATE

                ANNUAL MEETING RESULTS
                An annual meeting of the Fund's shareholders was held on September 5, 2002. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               1. The Fund's preferred shareholders elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Roger A. Gibson.........................        1,591                 1
Leonard W. Kedrowski....................        1,591                 1

               2. The Fund's preferred and common shareholders, voting as a single class, elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Andrew M. Hunter III*...................     5,596,860            78,366
John M. Murphy, Jr......................     5,597,633            77,593
Richard K. Riederer.....................     5,600,387            74,839
Joseph D. Strauss.......................     5,598,660            76,566
Virginia L. Stringer....................     5,592,010            83,216
James M. Wade...........................     5,594,860            80,366

* ANDREW M. HUNTER III TENDERED HIS RESIGNATION FROM THE BOARD OF DIRECTORS, EFFECTIVE DECEMBER 2002

               3. The Fund's preferred and common shareholders, voting as a single class ratified the selection by the Fund's board of directors of Ernst & Young LLP as

          2003 ANNUAL REPORT  29  AMERICAN MUNICIPAL INCOME PORTFOLIO

               SHAREHOLDER UPDATE continued

                    the independent public accountants for the Fund for the fiscal year ending January 31, 2003. The following votes were cast regarding this matter:

 SHARES
  VOTED         SHARES                      BROKER
  "FOR"     VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
---------  -----------------  -----------  ---------
5,594,097          38,306         44,415          --

                TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the Fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                ELIGIBILITY/PARTICIPATION
                You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the Fund. To enroll in this plan, call EquiServe at 800-426-5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                Banks, brokers, or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before the next dividend and/or capital gains distribution.

          2003 ANNUAL REPORT  30  AMERICAN MUNICIPAL INCOME PORTFOLIO

                PLAN ADMINISTRATION
                Beginning no more than five business days before the dividend payment date, EquiServe will buy shares of the Fund on the New York Stock Exchange or elsewhere on the open market.

                The Fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the Fund's NAV per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

                There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the Fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                TAX INFORMATION
                Distributions invested in additional shares of the Fund are subject to income tax, to the same extent as if received in cash. Shareholders, as required by the

          2003 ANNUAL REPORT  31  AMERICAN MUNICIPAL INCOME PORTFOLIO

               SHAREHOLDER UPDATE continued

                Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                PLAN WITHDRAWAL
                If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                PLAN AMENDMENT/TERMINATION
                The Fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before such amendment or termination is effected. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43011, Providence, RI, 02940-3011, 800-426-5523.

          2003 ANNUAL REPORT  32  AMERICAN MUNICIPAL INCOME PORTFOLIO

                 (This page has been left blank intentionally)

DIRECTORS AND OFFICERS OF THE FUND

 INDEPENDENT DIRECTORS
                                            POSITION(S)
                                             HELD WITH
 NAME, ADDRESS, AND AGE                         FUND       TERM OF OFFICE AND LENGTH OF TIME SERVED
 --------------------------------------------------------------------------------------------------
 Roger A. Gibson (56)                      Director        Term expiring earlier of death,
 U.S. Bancorp Asset Management, Inc.                       resignation, removal, disqualification,
 800 Nicollet Mall                                         or successor duly elected and qualified.
 Minneapolis, Minnesota 55402                              Director of XAA since August 1998
 --------------------------------------------------------------------------------------------------
 Leonard W. Kedrowski (61)                 Director        Term expiring earlier of death,
 U.S. Bancorp Asset Management, Inc.                       resignation, removal, disqualification,
 800 Nicollet Mall                                         or successor duly elected and qualified.
 Minneapolis, Minnesota 55402                              Director of XAA since August 1998
 --------------------------------------------------------------------------------------------------
 Richard K. Riederer (58)                  Director        Term expiring earlier of death,
 U.S. Bancorp Asset Management, Inc.                       resignation, removal, disqualification,
 800 Nicollet Mall                                         or successor duly elected and qualified.
 Minneapolis, Minnesota 55402                              Director of XAA since August 2001
 --------------------------------------------------------------------------------------------------
 Joseph D. Strauss (62)                    Director        Term expiring earlier of death,
 U.S. Bancorp Asset Management, Inc.                       resignation, removal, disqualification,
 800 Nicollet Mall                                         or successor duly elected and qualified.
 Minneapolis, Minnesota 55402                              Director of XAA since August 1998
 --------------------------------------------------------------------------------------------------
 Virginia L. Stringer (58)                 Chair;          Chair term three years. Director term
 U.S. Bancorp Asset Management, Inc.       Director        expiring earlier of death, resignation,
 800 Nicollet Mall                                         removal, disqualification, or successor
 Minneapolis, Minnesota 55402                              duly elected and qualified. Chair of
                                                           XAA's Board since 1998; Director of XAA
                                                           since August 1998
 --------------------------------------------------------------------------------------------------
 James M. Wade (59)                        Director        Term expiring earlier of death,
 U.S. Bancorp Asset Management, Inc.                       resignation, removal, disqualification,
 800 Nicollet Mall                                         or successor duly elected and qualified.
 Minneapolis, Minnesota 55402                              Director of XAA since August 2001
 --------------------------------------------------------------------------------------------------
 INTERESTED DIRECTOR

 John M. Murphy, Jr. (61)*                 Director        Term expiring earlier of death,
 U.S. Bancorp Asset Management, Inc.                       resignation, removal, disqualification,
 800 Nicollet Mall                                         or successor duly elected and qualified.
 Minneapolis, Minnesota 55402                              Director of XAA since August 1999

          2003 ANNUAL REPORT  34  AMERICAN MUNICIPAL INCOME PORTFOLIO

 INDEPENDENT DIRECTORS                                                                                         OTHER
                                                                          NUMBER OF PORTFOLIOS IN          DIRECTORSHIPS
                                             PRINCIPAL OCCUPATION(S)           FUND COMPLEX                   HELD BY
 NAME, ADDRESS, AND AGE                        DURING PAST 5 YEARS         OVERSEEN BY DIRECTOR              DIRECTOR+
 --------------------------------------------------------------------------------------------------------------------------------
 Roger A. Gibson (56)                     Vice President, Cargo-United    First American Funds                  None
 U.S. Bancorp Asset Management, Inc.      Airlines, since July 2001;      Complex: fourteen
 800 Nicollet Mall                        Vice President, North           registered investment
 Minneapolis, Minnesota 55402             America-Mountain Region for     companies, including
                                          United Airlines from 1995 to    seventy-one portfolios.
                                          2001.
 --------------------------------------------------------------------------------------------------------------------------------
 Leonard W. Kedrowski (61)                Owner, Executive and            First American Funds                  None
 U.S. Bancorp Asset Management, Inc.      Management Consulting, Inc.,    Complex: fourteen
 800 Nicollet Mall                        a management consulting firm,   registered investment
 Minneapolis, Minnesota 55402             since 1992; Chief Executive     companies, including
                                          Officer, Creative Promotions    seventy-one portfolios.
                                          International, LLC, a
                                          promotional award programs and
                                          products company, since 1999;
                                          Board member, GC McGuiggan
                                          Corporation (DBA Smyth
                                          Companies), a label printer,
                                          since 1993; Advisory Board
                                          member, Designer Doors,
                                          manufacturer of designer doors
                                          from 1998 to 2002; acted as
                                          CEO of Graphics Unlimited from
                                          1996 to 1998.
 --------------------------------------------------------------------------------------------------------------------------------
 Richard K. Riederer (58)                 Retired; President and Chief    First American Funds                  None
 U.S. Bancorp Asset Management, Inc.      Executive Officer, Weirton      Complex: fourteen
 800 Nicollet Mall                        Steel from 1995 to 2001;        registered investment
 Minneapolis, Minnesota 55402             Director, Weirton Steel from    companies, including
                                          1993 to 2001.                   seventy-one portfolios.
 --------------------------------------------------------------------------------------------------------------------------------
 Joseph D. Strauss (62)                   Chairman of FAF's and FAIF's    First American Funds                  None
 U.S. Bancorp Asset Management, Inc.      Boards from 1993 to September   Complex: fourteen
 800 Nicollet Mall                        1997 and of FASF's Board from   registered investment
 Minneapolis, Minnesota 55402             June 1996 to September 1997;    companies, including
                                          President of FAF and FAIF from  seventy-one portfolios.
                                          June 1989 to November 1989;
                                          Owner and Executive Officer,
                                          Excensus-TM- LLC, a consulting
                                          firm, since 2001; Owner and
                                          President, Strauss Management
                                          Company, a Minnesota holding
                                          company for various
                                          organizational management
                                          business ventures, since 1993;
                                          Owner, Chairman and Chief
                                          Executive Officer, Community
                                          Resource Partnerships, Inc., a
                                          strategic planning, operations
                                          management, government
                                          relations, transportation
                                          planning and public relations
                                          organization, since 1993;
                                          attorney at law.
 --------------------------------------------------------------------------------------------------------------------------------
 Virginia L. Stringer (58)                Owner and President, Strategic  First American Funds                  None
 U.S. Bancorp Asset Management, Inc.      Management Resources, Inc., a   Complex: fourteen
 800 Nicollet Mall                        management consulting firm,     registered investment
 Minneapolis, Minnesota 55402             since 1993; Executive           companies, including
                                          Consultant for State Farm       seventy-one portfolios.
                                          Insurance Company since 1997;
                                          formerly President and
                                          Director, The Inventure Group,
                                          a management consulting and
                                          training company; President,
                                          Scott's, Inc., a
                                          transportation company, and
                                          Vice President of Human
                                          Resources, The Pillsbury
                                          Company.
 --------------------------------------------------------------------------------------------------------------------------------
 James M. Wade (59)                       Owner and President, Jim Wade   First American Funds                  None
 U.S. Bancorp Asset Management, Inc.      Homes, a homebuilding company,  Complex: fourteen
 800 Nicollet Mall                        since 1999.                     registered investment
 Minneapolis, Minnesota 55402                                             companies, including
                                                                          seventy-one portfolios.
 --------------------------------------------------------------------------------------------------------------------------------
 INTERESTED DIRECTOR

 John M. Murphy, Jr. (61)*                Retired; Executive Vice         First American Funds                  None
 U.S. Bancorp Asset Management, Inc.      President, U.S. Bancorp from    Complex: fourteen
 800 Nicollet Mall                        January 1999 to December 2002;  registered investment
 Minneapolis, Minnesota 55402             Minnesota State Chairman-U.S.   companies, including
                                          Bancorp from 2000 to December   seventy-one portfolios.
                                          2002; Chairman and Chief
                                          Investment Officer, First
                                          American Asset Management and
                                          U.S. Bank Trust, N.A., and
                                          Executive Vice President, U.S.
                                          Bancorp from 1991 to 1999.

          2003 ANNUAL REPORT  35  AMERICAN MUNICIPAL INCOME PORTFOLIO

OFFICERS

                                            POSITION(S)
                                             HELD WITH           TERM OF OFFICE AND
          NAME, ADDRESS, AND AGE                FUND           LENGTH OF TIME SERVED
 ----------------------------------------------------------------------------------------
 Thomas S. Schreier, Jr. (40)**            President       Re-elected by the Board
 U.S. Bancorp Asset Management, Inc.                       annually; President of XAA
 800 Nicollet Mall                                         since February 2001
 Minneapolis, Minnesota 55402
 ----------------------------------------------------------------------------------------
 Mark S. Jordahl (42)**                    Vice            Re-elected by the Board
 U.S. Bancorp Asset Management, Inc.       President-      annually; Vice
 800 Nicollet Mall                         Investments     President-Investments of XAA
 Minneapolis, Minnesota 55402                              since September 2001
 ----------------------------------------------------------------------------------------
 Jeffery M. Wilson (46)**                  Vice            Re-elected by the Board
 U.S. Bancorp Asset Management, Inc.       President-      annually; Vice
 800 Nicollet Mall                         Administration  President-Administration of
 Minneapolis, Minnesota 55402                              XAA since March 2000
 ----------------------------------------------------------------------------------------
 Robert H. Nelson (39)**                   Treasurer       Re-elected by the Board
 U.S. Bancorp Asset Management, Inc.                       annually; Treasurer of XAA
 800 Nicollet Mall                                         since March 2000
 Minneapolis, Minnesota 55402
 ----------------------------------------------------------------------------------------
 James D. Alt (51)                         Secretary       Re-elected by the board
 50 South Sixth Street, Suite 1500                         annually; Secretary of XAA
 Minneapolis, Minnesota 55402                              since June 2002; Assistant
                                                           Secretary of XAA from
                                                           September 1999 to June 2002.
 ----------------------------------------------------------------------------------------
 Michael J. Radmer (57)                    Assistant       Re-elected by the board
 50 South Sixth Street, Suite 1500         Secretary       annually; Assistant Secretary
 Minneapolis, Minnesota 55402                              of XAA since March 2000;
                                                           Secretary of XAA from
                                                           September 1999 to March 2000.
 ----------------------------------------------------------------------------------------
 Kathleen L. Prudhomme (49)                Assistant       Re-elected by the board
 50 South Sixth Street, Suite 1500         Secretary       annually; Assistant Secretary
 Minneapolis, Minnesota 55402                              of XAA since September 1999.

          2003 ANNUAL REPORT  36  AMERICAN MUNICIPAL INCOME PORTFOLIO

                                              PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE                         DURING PAST 5 YEARS
 ------------------------------------------------------------------------
 Thomas S. Schreier, Jr. (40)**            Chief Executive Officer of
 U.S. Bancorp Asset Management, Inc.       U.S. Bancorp Asset
 800 Nicollet Mall                         Management, Inc. since May
 Minneapolis, Minnesota 55402              2001; Chief Executive Officer
                                           of First American Asset
                                           Management from December 2000
                                           through May 2001 and of
                                           Firstar Investment & Research
                                           Management Company from
                                           February 2001 through May
                                           2001; Senior Managing Director
                                           and Head of Equity Research of
                                           U.S. Bancorp Piper Jaffray
                                           from October 1998 through
                                           December 2000; Senior Airline
                                           Analyst and a Director of
                                           Equity Research of Credit
                                           Suisse First Boston through
                                           1998
 ------------------------------------------------------------------------
 Mark S. Jordahl (42)**                    Chief Investment Officer of
 U.S. Bancorp Asset Management, Inc.       U.S. Bancorp Asset
 800 Nicollet Mall                         Management, Inc. since
 Minneapolis, Minnesota 55402              September 2001; President and
                                           Chief Investment Officer, ING
                                           Investment Management-Americas
                                           from September 2000 to June
                                           2001; Senior Vice President
                                           and Chief Investment Officer,
                                           ReliaStar Financial Corp. from
                                           January 1998 to September
                                           2000; Executive Vice President
                                           and Managing Director,
                                           Washington Square Advisers
                                           from January 1996 to December
                                           1997.
 ------------------------------------------------------------------------
 Jeffery M. Wilson (46)**                  Senior Managing Director of
 U.S. Bancorp Asset Management, Inc.       U.S. Bancorp Asset
 800 Nicollet Mall                         Management, Inc. since May
 Minneapolis, Minnesota 55402              2001; Senior Vice President of
                                           First American Asset
                                           Management through May 2001.
 ------------------------------------------------------------------------
 Robert H. Nelson (39)**                   Chief Operating Officer and
 U.S. Bancorp Asset Management, Inc.       Senior Vice President of U.S.
 800 Nicollet Mall                         Bancorp Asset Management, Inc.
 Minneapolis, Minnesota 55402              since May 2001; Senior Vice
                                           President of First American
                                           Asset Management from 1998 to
                                           May 2001 and of Firstar
                                           Investment & Research
                                           Management Company from
                                           February 2001 to May 2001;
                                           Senior Vice President of Piper
                                           Capital Management Inc.
                                           through 1998.
 ------------------------------------------------------------------------
 James D. Alt (51)                         Partner, Dorsey & Whitney LLP,
 50 South Sixth Street, Suite 1500         a Minneapolis-based law firm
 Minneapolis, Minnesota 55402
 ------------------------------------------------------------------------
 Michael J. Radmer (57)                    Partner, Dorsey & Whitney LLP,
 50 South Sixth Street, Suite 1500         a Minneapolis-based law firm
 Minneapolis, Minnesota 55402
 ------------------------------------------------------------------------
 Kathleen L. Prudhomme (49)                Partner, Dorsey & Whitney LLP,
 50 South Sixth Street, Suite 1500         a Minneapolis-based law firm
 Minneapolis, Minnesota 55402

*Mr. Murphy is considered an "interested" Director because of his ownership of securities issued by U.S. Bancorp.

**Messrs. Schreier, Jordahl, Wilson, and Nelson are each officers of U.S.
  Bancorp Asset Management, Inc., which serves as investment advisor for XAA.

+Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

FAF   First American Funds, Inc.
FAIF  First American Investment Funds, Inc.
FASF  First American Strategy Funds, Inc.

          2003 ANNUAL REPORT  37  AMERICAN MUNICIPAL INCOME PORTFOLIO

BOARD OF DIRECTORS

ROGER GIBSON
Director of American Municipal Income Portfolio
Vice President-Cargo, United Airlines

LEONARD KEDROWSKI
Director of American Municipal Income Portfolio
Owner and President of Executive and Management Consulting, Inc.

JOHN MURPHY JR.
Director of American Municipal Income Portfolio
Retired; former Executive Vice President of U.S. Bancorp

RICHARD RIEDERER
Director of American Municipal Income Portfolio
Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS
Director of American Municipal Income Portfolio
Former Chairman of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

VIRGINIA STRINGER
Director of American Municipal Income Portfolio
Owner and President of Strategic Management Resources, Inc.

JAMES WADE
Director of American Municipal Income Portfolio
Owner and President of Jim Wade Homes

[FIRST AMERICAN LOGO]

AMERICAN MUNICIPAL INCOME PORTFOLIO
2003 ANNUAL REPORT

U.S. Bancorp Asset Management, Inc., a subsidiary of U.S. Bank National Association, is a separate entity and wholly owned subsidiary of U.S. Bancorp.

[GRAPHIC] This document is printed on paper containing 10% postconsumer waste.


3/2003    2017-03    XAA-AR